Offerings - Offering: 1	May 14, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	7.875% Senior Notes Due 2032
Amount Registered | shares	500,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 500,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 76,550